                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 22, 1998




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12898                38-2011419
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)

   27555 Farmington Road                                       48334-3357
 Farmington Hills, Michigan                                    (Zip Code)
   (Address of principal
     executive offices)


Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  8

Item 5.  Other Events
         ------------

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         See attached Distribution Reports as of December 25, 1998 for Series 1987-1 and 1987-2, Distribution Reports as of January 1, 1999 for Series 1988-1 and 1988-2 and Distribution Reports as of December 20, 1998 for Series 1990-1.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                  (Registrant)




Date:  December 30, 1998              By:  /s/ Larry N. Ciofu
                                         ---------------------------
                                           Larry N. Ciofu
                                           Vice President

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2
                  Distribution Date Statement for    25-Dec-98


         COUPON     Principal       Number of    Interest        Interest
 Class   RATE       Outstanding    Certificates  Accrued         Payable
------- --------    -----------    ------------  --------        -----------
 2-A    0.0000%            $0.00      45,100          $0.00            $0.00

 2-B    7.0000%            $0.00      18,000          $0.00            $0.00

 2-C    7.0000%            $0.00      19,700          $0.00            $0.00

 2-D    9.5500%            $0.00         124          $0.00            $0.00

 2-E    9.9500%    $7,744,460.23       5,200     $64,214.48       $64,214.48
                   -------------     -------     ----------       ----------
                   $7,744,460.23      88,124     $64,214.48       $64,214.48


        Agency MBS Collections :
                Interest                                          $64,702.08
                Principal                                        $173,512.41
        Investment Income                                            $332.27
                                                                 -----------

        TOTAL AVAILABLE                                          $238,546.76

        Due   to Certificateholders                              $237,726.89

                                                                 -----------

        Available for Expenses and Residual Payments                 $819.87

        Expenses Payable                                            ($201.99)

                                                                 -----------

        Net Balance                                                  $617.88
                                                                 ===========


        Due to Residual Holders                                      $617.88

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                     $30.8940

         Interest                       Principal                    Principal         Per $1,000
         Payable Per   Principal       Payable Per                 Balance After       CTF After
 Class  $1,000 CTF     Payable         $1,000 CTF                       25-Dec-98            25-Dec-98
------  ------------   ---------       ------------                --------------      --------------
 2-A    $0.000000       $0.000000         $0.000000                       $0.00            $0.000000

 2-B    $0.000000       $0.000000         $0.000000                       $0.00            $0.000000

 2-C    $0.000000       $0.000000         $0.000000                       $0.00            $0.000000

 2-D    $0.000000       $0.000000          -                              $0.00            $0.000000

 2-E   $12.348938     $173,512.41        $33.367771               $7,570,947.82        $1,455.951504
                      -----------                                 -------------
                      $173,512.41                                 $7,570,947.82

Ending Aggregate Agency MBS Balance:                              $7,590,738.91


Accrual Distribution Amount:  $0.00                                       $0.00
Aggregate Cash Flow Value Decline:  $173,512.41                     $173,512.41

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.




                                                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                                                  as Trustee
                                                                  Corporate Trust Division
                                                                  Suite 0126
                                                                  One First National Plaza
                                                                  Chicago, Illinois  60670
                                                                  (312)407-4660

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
               Distribution Date Statement for           1-Jan-99

                 COUPON                      Principal             Number of        Interest             Interest
  Class           RATE                      Outstanding         Certificates        Accrued               Payable
  -----           ----                      -----------         ------------        -------               -------
   2-A              0.0000%                          $0.00          39,750              $0.00                  $0.00

   2-B              7.0000%                          $0.00          24,540              $0.00                  $0.00

   2-C              7.0000%                          $0.00          10,930              $0.00                  $0.00

   2-D              7.0000%                          $0.00          14,580              $0.00                  $0.00

   2-Z              9.4000%                 $10,033,643.03          10,200         $78,596.87             $78,596.87
                                            --------------          ------         ----------           ------------
                                            $10,033,643.03         100,000         $78,596.87             $78,596.87



              Agency MBS Collections :
                            Interest                                                                      $79,433.12
                            Principal                                                                    $187,393.73
              Investment Income                                                                            $1,145.32
                                                                                                        ------------
              TOTAL AVAILABLE                                                                            $267,972.17

              Due to Certificateholders                                                                 ($265,990.60)
                                                                                                        ------------
              Available for Expenses and Residual Payments                                                 $1,981.57

              Expenses Payable                                                                              ($270.16)

              Net Balance                                                                                  $1,711.41
                                                                                                        ============


              Due to Residual Holders                                                                      $1,711.41

              Amount Payable Per Individual
              Residual Certificate (5% Denomination):                                                       $85.5705

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2


                                                                                                 Principal Balance
                Interest                                    Principal            Principal       Per $1,000
             Payable Per        Principal                  Payable Per          Balance After     CTF After
  Class      $1,000 CTF         Payable*                   $1,000 CTF             1-Jan-99                 1-Jan-99
  -----      ----------         --------                   ----------             --------       ------------------
   2-A        $0.000000               $0.00                 $0.000000                   $0.00                $0.000000

   2-B        $0.000000               $0.00                 $0.000000                   $0.00                $0.000000

   2-C        $0.000000               $0.00                 $0.000000                   $0.00                $0.000000

   2-D        $0.000000               $0.00                 $0.000000                   $0.00                $0.000000

   2-Z        $7.705575         $187,393.73                $18.371934           $9,846,249.30              $965.318559
                                -----------                                     -------------
                                $187,393.73                                     $9,846,249.30


Ending Aggregate Agency MBS Balance:                                            $9,846,264.05


                          Accrual Distribution Amount:                                                           $0.00
                          Aggregate Cash Flow Value Decline:                                               $187,393.73
                                                                                                           -----------
                          *Aggregate Amount of Principal Distributable:                                    $187,393.73

                          Principal Allocation:                           Class 2-A:                           0.0000%
                                                                          Class 2-D:                           0.0000%



                                                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                                                          as Trustee
                                                                          Corporate Trust Division
                                                                          Suite 0126
                                                                          One First National Plaza
                                                                          Chicago, Illinois  60670
                                                                          (312)407-4660

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1

                    Distribution Date Statement for 20-Dec-98

                      UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                                                   Principal Balance
                                                                Interest                Principal      Principal    Per $1,000
      COUPON      Principal   Number of   Interest  Interest  Payable Per    Principal   Payable Per Balance After  CTF After
Class  RATE      Outstanding  Cert.       Accrued   Payable    $1,000 CTF    Payable*    $1,000 CTF     20-Dec-98      20-Dec-98
----- ------     -----------  ---------   --------  --------  -----------    ---------   ----------- -------------- ----------------
1-A    8.5000%          $0.00    15,250       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-B    9.0000%          $0.00    10,500       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-C    9.0000%          $0.00     6,500       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-D    9.0000%          $0.00    16,500       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-E    9.0000%  $6,586,029.51    12,000  $49,395.22 $49,395.22    $4.116268 $220,159.37 $18.346614    $6,365,870.14   $530.489178

1-F    0.0000%          $0.00    18,500       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-G    0.0000%          $0.00    12,450       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-H    0.0000%          $0.00     4,850       $0.00      $0.00    $0.000000       $0.00  $0.000000            $0.00     $0.000000

1-I  259.5000%     $13,172.06       152   $2,848.46  $2,848.46   $18.739868     $440.32  $2.896842       $12,731.74    $83.761447
                ------------- ---------  ---------- ----------              -----------  ---------    -------------
                $6,599,201.57    96,702  $52,243.68 $52,243.68              $220,599.69               $6,378,601.88


                      UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                                                 Principal Balance
                                                          Interest                Principal       Principal      Per $1,000
         COUPON  Principal  Number of Interest Interest Payable Per    Principal   Payable Per   Balance After    CTF After
          RATE  Outstanding Cert.     Accrued  Payable   $1,000 CTF    Payable*    $1,000 CTF        20-Dec-98       20-Dec-98
         ------ ----------- --------- -------- -------- -----------    ---------  ------------   -------------   -----------------
 1-R    0.0000%      $0.00    3,298     $7.95     $7.95   $0.002411       $0.00    $0.000000          $0.00        $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                           Principal
         COUPON      Principal     Number of     Interest   Principal    Balance After
 Class    RATE      Outstanding    Certificates  Accrued     Payable*      20-Dec-98
 -----   ------     -----------    ------------  --------   ---------    -------------
 1-AS     9.5000%          $0.00      15,311         $0.00        $0.00           $0.00

 1-BS     9.5000%          $0.00      10,521         $0.00        $0.00           $0.00

 1-CS     9.5000%          $0.00       6,513         $0.00        $0.00           $0.00

 1-DS     9.5000%          $0.00      16,533         $0.00        $0.00           $0.00

 1-ES     9.5000%  $6,599,201.56      12,024    $52,243.68  $220,599.69   $6,378,601.87

 1-FS     9.5000%          $0.00      30,950         $0.00        $0.00           $0.00

 1-HS     9.5000%          $0.00       8,148         $0.00        $0.00           $0.00
                   -------------     -------    ----------  -----------   -------------
                   $6,599,201.56     100,000    $52,243.68  $220,599.69   $6,378,601.87

                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR December 20, 1998



         Agency MBS Collections :
                  Interest                                                 $52,251.63
                  Principal                                               $220,599.69
         Investment Income                                                    $125.64
                                                                  -------------------
         Lower Tier REMIC Collection Account                              $272,976.96
                                                                  -------------------
         Upper Tier REMIC Collection Account                              $272,976.96

         Aggregate Prin Payable to Holders of
         Upper Tier REMIC Regular Certificate                            ($220,599.69)

         Aggregate Interest Payable to Holders of
         Upper Tier REMIC Regular Certificates                            ($52,243.68)

         Expenses Payable                                                       $0.00



         REMIC Taxes Payable                                                    $0.00

         Interest Payable to Class 1-R Certificate                             ($7.95)



        Principal Payable to Class 1-R Certificate                              $0.00

         Due to Class 1-RS Certificate                                       ($125.64)
                                                                  -------------------
         Net Balance                                                            $0.00
                                                                  ===================




Beginning Aggregate Agency MBS Balance :                              $100,001,006.61
Ending Aggregate Agency MBS Balance :                                   $6,379,608.31


  Aggregate Cash Flow Value Decline:                                      $220,599.69
                                                                  -------------------
  *Aggregate Amount of Principal Distributable:                           $220,599.69



  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:


  Class 1-E:                          1.83466142%
  Class 1-I:                          0.28968421%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:                          0.00000000%





  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660